Putnam
Florida
Tax Exempt
Income Fund

ANNUAL REPORT

May 31, 1998

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Fund highlights

* "Owing to our emphasis on income, we focused on premium-coupon bonds as much as possible, retaining those already in the portfolio while searching for additional opportunities."

                              -- Leslie Burke, manager
                                 Putnam Florida Tax Exempt Income Fund

* "Surging tax revenues in most states help bolster municipal credit bond ratings. Standard & Poor's says the number of rating upgrades in this year's first quarter was more than nine times the number of downgrades."

                              -- The Wall Street Journal, April 8, 1998


   CONTENTS

 4 Report from Putnam Management

10 Fund performance summary

15 Portfolio holdings

19 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Analyzing risk premiums, yield spreads, call dates, yield curves, credit ratings, supply-and-demand dynamics, taxable versus tax-exempt yield relationships, and a host of other factors is all in a day's work for Putnam's Tax-Exempt Bond Group. The result was another period of competitive performance for Putnam Florida Tax Exempt Income Fund's fiscal year, which closed on May 31, 1998.

Using her knowledge of Florida's tax-exempt bond environment and backed by Putnam's extensive credit analysis capability, Fund Manager Leslie Burke made the strategic and tactical decisions that provided these positive results. In the following report, Leslie discusses the fund's performance during fiscal 1998 and then takes a look at prospects for the tax-exempt market, especially with regard to Florida, in the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 15, 1998



Report from the Fund Manager
Leslie Burke

The past year marked another period of solid performance for Putnam Florida Tax Exempt Income Fund. While heavy supply and concerns over economic difficulties in Asia did produce some price and yield fluctuations, generally the municipal bond market experienced little volatility over the course of the year. Upon this quiet playing field, there were fewer opportunities for profit, but your fund continued to deliver a reliable stream of income exempt from state and federal taxes along with relatively low share price volatility.

For the 12 months ended May 31, 1998, the fund provided a total return of 8.80% at net asset value (3.59% at public offering price) for class A shares. Results over longer periods and for class B and class M shares can be found on pages 10 and 11 of this report.

* MUNICIPAL BOND MARKET BOASTS ATTRACTIVE PRICES, ROBUST SUPPLY AND DEMAND

Despite the relative calm that has fallen over the $1.3 trillion municipal bond market, prices of these bonds have actually become exceptionally attractive relative to the Treasury market -- a condition that has not occurred since the flat-tax scare of 1996. By the end of May, municipal bonds (as represented by 30-year insured municipals) were offering almost 90% of the yields of long-term Treasury bonds. Since the typical level is 84%, the current percentage makes municipal prices remarkably low in relative terms.

Low interest rates also acted as a catalyst for municipal bond refundings and new issues in recent months. In fact, so far 1998 has been most notable for its huge supply. The bargain prices in this market have maintained investors' interest and enabled demand to keep pace with supply.

Also noteworthy is the unusually flat tax-exempt yield curve. With the 30-year bond paying a modest 30 to 40 basis points over a 10-year bond, investors are not sufficiently compensated for taking on higher risk. For this reason, we have emphasized bonds with maturities between 10 and 20 years.

* STAYING FLEXIBLE AND FULLY INVESTED IN MARKET

As the period drew to a close, a number of crosscurrents continued to drive the financial markets. The U.S. economy remained quite exuberant, with strong employment and solid income growth fueling robust consumer spending. Indeed, the Federal Reserve Board remained on alert for indications that economic strength was producing any uptick in inflation or incipient inflationary pressures. Thus far, however, Fed action has been restrained by concerns that the Asian recession might have additional negative consequences for the U.S. economy, since manufacturers in various industries have already reported declines in exports to Asia and tough competition from cheaper Asian imports.

Amid these competing forces, the future direction of interest rates remains unclear. Will the strong economy eventually convince the Fed to raise short-term rates or will the Asian financial crisis slow growth enough to prevent such a move? Given this uncertainty, we have positioned the fund flexibly with a neutral to slightly short duration. Duration is a mathematical measure used to indicate how much the prices of portfolio holdings are likely to move up or down with each percentage-point shift in interest rates.

[GRAPHIC OMITTED: horizontal bar chart of TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities                  17.3%

Transportation             13.7%

Hospital/
health care                13.6%

Housing                     8.5%

Water
and sewer                   2.4%

Footnote reads:
* Based on net assets as of 5/31/98. Holdings will vary over time.

When we believe interest rates are more likely to move in one direction or another, we carefully adjust the fund's duration profile in order to better manage its interest-rate risk. In the present environment, however, a fairly neutral duration appears to be the most prudent way to keep the fund ready for potential interest-rate changes while minimizing share price volatility and continuing to pursue a steady stream of current income.

Although the uncertain interest-rate climate has not prompted us to take a more emphatic stand on portfolio duration, the attractive prices of municipal securities have driven us to keep the fund fully invested in the market. Because this move could extend the fund's duration farther out than we deem prudent, we have balanced our municipal investments by selling Treasury futures contracts, which has the effect of shortening duration.

The current supply-and-demand situation has also made it wise to keep the fund fully invested. While the supply of municipal securities has been quite high for most of the year, there were signs that new issuance was tapering off toward mid May. At the same time, demand has been picking up and was expected to become even more pronounced with the seasonal swell in coupon payments in early summer. By staying fully invested, the fund stands to realize solid overall performance gains should municipals outperform when demand begins to overwhelm supply.

* PURSUING VALUE AND EMPHASIZING INCOME

In a municipal market boasting attractive prices and a flat yield curve, duration management has played a smaller role in the fund's investment strategy in recent months. Instead, we have taken a value approach to investing. Essentially this means staying focused on issues that offer good relative value along with structural components that will enhance the fund's income stream while minimizing its share price volatility. For the most part, we have found these characteristics among bonds with 10- to 20-year maturities.

At times over the period, this bulleted strategy has led us to investment opportunities outside Florida. For example, we recently purchased high quality (Aaa insured) bonds issued by Massachusetts and New York. Both states have had disproportionately high municipal debt issuance over the past several months. Consequently, they have been forced to offer attractive prices on newer offerings. As supply begins to dry up over the next month or so, these bonds could rise substantially in value, boosting fund performance even further.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aa -- 11.9%

A -- 8.9%

Baa -- 15.6%

B -- 2.3%

Ba -- 2.3%

Aaa -- 59.0%

Footnote reads:
* Based on percentage of market value as of 5/31/98. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* NONCALLABLE BONDS ENHANCE PERFORMANCE, PRICE STABILITY

Another way of providing shareholders with the best value is to improve the call risk within the fund. Noncallable bonds or bonds with distant call dates enable us to provide the highest and most durable level of income. Callable bonds have the option of being called away by the issuer at a certain future date, usually if interest rates are lower than when the bonds were issued. By avoiding callable bonds, the portfolio has a better chance of maintaining a reliable level of income.

During the recent period, the fund was able to take advantage of a number of call-free bond investment opportunities. The largest purchase involved noncallable bonds issued by the state of Florida, an uncommon occurrence in a state in which the robust economy has minimized financing needs and typical municipal debt issuance comes through various state agencies rather than the state government itself. These high-quality, call-free bonds offered a strong 6 1/2% coupon, which provided a solid income boost for the fund.

We also found several attractive investment opportunities among securities issued by municipalities in Puerto Rico. This is another market with a high supply of municipal debt, with aggressive expansion in the transit and electric power industries necessitating a large amount of financing. These securities have been offering excellent relative value along with strong coupon income. Since many of the commonwealth's major programs have already been funded through recent municipal bond issuance, we anticipate lighter supply in the second half of the year. At the same time, demand for these securities remains strong, providing the potential for total return gains by fund holdings in the months ahead.

* SECTOR EMPHASIS UNCHANGED; PREREFUNDINGS BOOST RETURNS

For the most part, your fund's sector focus has not changed during the past 12 months. While remaining broadly diversified by industry with holdings in more than 20 sectors, general obligation bonds (GOs) of political subdivisions and utilities are still the dominant areas of emphasis. In fact, one of the fund's larger utilities holdings, a $4-million-plus position in Puerto Rico Power Authority bonds, recently generated significant appreciation when the bonds were prerefunded.

In a prerefunding, the issuer floats a second bond to raise funds to pay off an older issue at the first call date. Proceeds from the new bond are invested in top-quality instruments such as U.S. Treasury securities. Because of the safety of principal represented by these securities, the older prerefunded bond is generally perceived as having a substantial improvement in its creditworthiness, and its rating is likely to be upgraded. Upgrades, in turn, often presage higher prices. That is what occurred in this case; each of the Puerto Rico Power Authority bonds gained substantially in price following the prerefunding.

* CAUTIOUSLY OPTIMISTIC OUTLOOK

While the Asian crisis has been widely publicized as negative for economic growth around the world, it has produced some positive effects in the United States. Fears of the financial turmoil in Asia and other emerging markets have helped keep interest rates low. In turn, low interest rates have helped improve corporate balance sheets, contributed to low unemployment, and helped bring out additional municipal securities supply. Florida's economy has kept pace with the national trend, and it continues to provide a favorable credit backdrop for the state's municipal bond market.

Our outlook for the municipal market remains fairly optimistic. With municipal bond supply relatively high and demand on the upswing, securities valuations are unlikely to remain so inexpensive relative to Treasuries. Municipal investors stand to benefit from any price appreciation that may occur as this supply-and-demand imbalance straightens out. Eventually, however, today's economic good times may give way to slightly higher inflation, and so we remain somewhat cautious. In our opinion, this is not a good time to expose the portfolio to bonds with longer maturities and higher interest-rate risk. Accordingly we believe the fund's neutral duration, bulleted portfolio structure, and emphasis on low call risk and in-depth credit research will continue to produce the best returns in the months ahead.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Florida Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/98

                      Class A             Class B             Class M
(inception date)     (8/24/90)           (1/4/93)            (5/1/95)
                   NAV       POP       NAV      CDSC      NAV        POP
------------------------------------------------------------------------
1 year            8.80%     3.59%     8.10%     3.10%     8.36%     4.81%
------------------------------------------------------------------------
5 years          32.27     25.99     28.15     26.15     30.15     25.91
Annual average    5.75      4.73      5.09      4.76      5.41      4.72
------------------------------------------------------------------------
Life of fund     78.15     69.75     68.08     68.08     73.11     67.48
Annual average    7.71      7.05      6.91      6.91      7.32      6.86
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/98

                           Lehman
                      Bros. Municipal        Consumer
                        Bond Index          Price Index
------------------------------------------------------------------------
1 year                     9.39%               1.69%
------------------------------------------------------------------------
5 years                   38.53               12.90
Annual average             6.74                2.46
------------------------------------------------------------------------
Life of fund              85.87               23.71
Annual average             8.33                2.78
------------------------------------------------------------------------

Past performance is not indicative of future results. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 5/31/98

                                Class A       Class B       Class M
------------------------------------------------------------------------
Distributions (number)            12            12            12
------------------------------------------------------------------------
Income                        $0.479718     $0.418206     $0.451039
------------------------------------------------------------------------
Capital gains1                    --            --             --
------------------------------------------------------------------------
  Total                       $0.479718     $0.418206     $0.451039
------------------------------------------------------------------------
Share value:                 NAV     POP        NAV      NAV     POP
------------------------------------------------------------------------
5/31/97                    $9.14    $9.60      $9.14    $9.14   $9.45
------------------------------------------------------------------------
5/31/98                     9.45     9.92       9.45     9.44    9.76
------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------
Current dividend rate2      4.92%    4.69%      4.27%    4.62%   4.47%
------------------------------------------------------------------------
Taxable equivalent3         8.15     7.76       7.07     7.65    7.40
------------------------------------------------------------------------
Current 30-day SEC yield4   4.62     4.40       3.95     4.32    4.18
------------------------------------------------------------------------
Taxable equivalent3         7.65     7.28       6.54     7.15    6.92
------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 39.60% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/98
(most recent calendar quarter)

                     Class A              Class B            Class M
(inception date)    (8/24/90)            (1/4/93)            (5/1/95)
                   NAV      POP        NAV      CDSC       NAV      POP
------------------------------------------------------------------------
1 year            7.84%     2.71%     7.03%     2.03%     7.52%     4.01%
------------------------------------------------------------------------
5 years          30.57     24.31     26.25     24.27     28.59     24.43
Annual average    5.48      4.45      4.77      4.44      5.16      4.47
------------------------------------------------------------------------
Life of fund     78.56     70.15     68.19     68.19     73.46     67.82
Annual average    7.66      7.01      6.85      6.85      7.27      6.82
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of
a $10,000 investment since
8/24/90

Plot Points

                                 Lehman Bros.       Consumer
              Fund's class A    Municipal Bond       Price
Date          shares at POP         Index            Index

8/24/90           9,529            10,000           10,000
5/31/91          10,307            10,912           10,304
5/31/92          11,389            11,984           10,615
5/31/93          12,834            13,418           10,957
5/31/94          12,839            13,749           11,208
5/31/95          14,024            15,006           11,565
5/31/96          14,451            15,692           11,900
5/31/97          15,624            16,993           12,165
5/31/98          16,975            18,587           12,371

Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $16,808 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,311 ($16,748 at public offering price). See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of
Putnam Florida Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Florida Tax Exempt Income Fund (the "fund") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 1998 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 14, 1998



Portfolio of investments owned
May 31, 1998

Key to Abbreviations
AMBAC       - AMBAC Indemnity Corporation
COP         - Certificate of Participation
FGIC        - Financial Guaranty Insurance Company
FSA         - Financial Security Assurance
GNMA Coll. - Government National Mortgage Association Collateralized G.O. Bonds - General Obligation Bonds
IFB         - Inverse Floating Rate Bonds
MBIA        - Municipal Bond Investors Assurance Corporation



MUNICIPAL BONDS AND NOTES (98.7%) (a)
PRINCIPAL AMOUNT                                                                  RATINGS(RAT)          VALUE

Florida (69.3%)
-------------------------------------------------------------------------------------------------------------
                       Brevard Cnty., Hlth. Fac. Fin. Auth. Rev. Bonds
                         (Courtenay Springs Village)
          $ 2,000,000    7 3/4s, 11/15/17                                         BB/P         $    2,220,000
            2,345,000    7 1/2s, 11/15/09                                         BB/P              2,597,088
                       Broward Cnty., Edl. Fac. Auth. Rev. Bonds
                         (Nova U. Dorm), Ser. A
            2,500,000    7 1/2s, 4/1/17                                           AAA/P             2,771,875
              385,000    7 1/4s, 4/1/01                                           AAA/P               417,725
            1,000,000  Broward Cnty., Hlth. Fac. Auth. Rev. Bonds
                         (Broward Cnty. Nursing Home), 7 1/2s, 8/15/20            Aa                1,098,750
                       Broward Cnty., Resource Recvy. Rev. Bonds
            6,305,000    (SES Broward Cnty. LP South), 7.95s, 12/1/08             A                 6,801,519
            1,235,000    (Waste-Energy LP North), 7.95s, 12/1/08                  A                 1,332,256
            1,400,000  Clay Cnty., Multi-Fam. Hsg. Fin. Auth. Rev. Bonds
                         (Oak Forest), Ser. A, GNMA Coll., 7.4s, 12/1/25          Aaa               1,480,500
            1,875,000  Clay Cnty., Single Fam. Hsg. Fin. Auth. Rev. Bonds,
                         Ser. A, GNMA Coll., 7.45s, 9/1/23                        Aaa               1,975,781
            1,400,000  Dade Cnty., Rev. Bonds (Seaport), MBIA,
                         6 1/2s, 10/1/09                                          Aaa               1,645,000
            2,500,000  Dade Cnty., Seaport G.O. Bonds, AMBAC,
                         6 1/4s, 10/1/21 (SEG)                                    Aaa               2,696,875
            5,500,000  Escambia Cnty., Poll. Control Rev. Bonds
                         (Champion Intl. Corp.), 6.9s, 8/1/22                     Baa               6,070,625
            2,335,000  Escambia Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                         Rev. Bonds (Multi-Cnty. Program), Ser. A,
                         GNMA Coll., 7.15s, 10/1/24                               Aaa               2,387,538
            3,750,000  First FL Govt. Fin. Comm. Rev. Bonds,
                         AMBAC, 6s, 7/1/09                                        Aaa               4,232,813
                       FL Hsg. Fin. Agcy. Rev. Bonds
              465,000    (Home Ownership Dev. Program), Ser. G-1,
                         GNMA Coll., 7.9s, 3/1/22                                 Aaa                 494,063
            4,360,000    Ser. 1-B, GNMA Coll., 7.1s, 1/1/17                       Aaa               4,452,650
            7,000,000  FL State Board of Ed. G.O. Bonds, 6.4s, 6/1/19             Aa                7,551,250
           13,495,000  FL State Rev. Bonds, FSA, 6s, 7/1/13                       Aaa              15,249,350
                       FL State Mid-Bay Bridge Auth. Rev. Bonds, Ser. A
            1,500,000    8s, 10/1/06                                              BBB/P             1,678,125
            2,180,000    7 1/2s, 10/1/17                                          BBB/P             2,406,175
            3,540,000    6.1s, 10/1/22                                            BBB/P             3,717,000
            2,000,000  FL State Muni. Pwr. Agcy. IFB, AMBAC, 9.018s,
                         10/1/20 (acquired 7/10/92, cost $2,101,200) (RES)        Aaa               2,447,500
            2,500,000  Gulf Breeze, Local Govt. Rev. Bonds, Ser. E, FGIC,
                         7 3/4s, 12/1/15                                          Aaa               2,690,625
                       Hillsborough Cnty., Indl. Dev. Auth. Poll. Control
                         Rev. Bonds (Tampa Elec. Co.)
            2,500,000    Ser. 91, 7 7/8s, 8/1/21                                  Aa                2,850,000
            3,645,000    6 1/4s, 12/1/34                                          Aa                4,036,838
            2,400,000  Hillsborough Cnty., Util. Rev. Bonds, Ser. A, FSA,
                         6 1/2s, 8/1/16                                           Aaa               2,589,000
                       Jacksonville, Hlth. Fac. Auth. Indl. Dev. Rev. Bonds
                         (Cypress Village)
            1,350,000    7s, 12/1/22                                              Baa               1,493,438
            3,650,000    7s, 12/1/14                                              Baa               4,037,813
              950,000  Jacksonville, Hlth. Fac. Auth. Rev. Bonds
                         (Mental Hlth. Ctr.), 9 1/8s, 10/15/19                    B/P                 973,788
                       Lee Cnty., Board of Directors Hosp. IFB, MBIA
            5,000,000    (Lee Memorial Hosp.), 8.685s, 3/26/20                    Aaa               5,825,000
            4,000,000    9.266s, 4/1/20                                           Aaa               4,700,000
            2,250,000  Lee Cnty., Indl. Dev. Auth. Hlth. Care Facs. Rev. Bonds
                         (Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25        BB/P              2,334,375
                       Leesburg, Hosp. Rev. Bonds (Leesburg Regl. Med Ctr.)
            1,000,000    Ser. 91-A, 7 1/2s, 7/1/21                                Aaa               1,141,250
            2,065,000    6 1/8s, 7/1/18                                           A                 2,186,319
                       Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                         (Indian Cogeneration)
            2,500,000    Ser. B, 8.05s, 12/15/25                                  Baa               2,931,250
            3,000,000    Ser. A, 7 7/8s, 12/15/25                                 Baa               3,491,250
           10,000,000  Martin Cnty., Poll. Control Rev. Bonds
                         (FL Pwr. & Lt. Co.), MBIA, 7.3s, 7/1/20                  Aaa              10,800,000
            4,000,000  Orange Cnty., Hlth. Fac. Auth. IFB, 9.583s, 10/1/14
                         (acquired 4/19/95, cost $5,273,120) (RES)                B/P               6,090,000
            5,000,000  Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
                         (Orlando Regl. Hlthcare), MBIA, 6 1/4s, 10/1/18          Aaa               5,812,500
            1,240,000  Orange Cnty., Hsg. Fin. Auth. Mtge. Rev. Bonds,
                         Ser. E, GNMA Coll., 7.9s, 10/1/22                        Aaa               1,306,650
            5,950,000  Orlando, Util. Comm. Wtr. & Elec. Rev. Bonds,
                         Ser. D, 6 3/4s, 10/1/17                                  Aa                7,221,812
            1,996,000  Osceola Cnty., Indl. Dev. Auth. Rev. Bonds
                         (Cmnty. Provider Pooled Loan Program),
                         Ser. A, FSA, 7 3/4s, 7/1/10                              Aaa               2,160,670
            2,000,000  Palm Beach Cnty., Arpt. Syst. Rev. Bonds,
                         MBIA, 7 3/4s, 10/1/10                                    Aaa               2,257,500
            7,000,000  Palm Beach Cnty., School Board COP, Ser. A,
                         AMBAC, 6 3/8s, 8/1/15                                    Aaa               7,875,000
              215,000  Palm Beach Cnty., Single Fam. Hsg. Fin. Auth. Mtge.
                         Rev. Bonds, Ser. A, GNMA Coll., 7.2s, 10/1/24            Aaa                 231,125
            5,000,000  Pinellas Cnty., Poll. Control Rev. Bonds (FL Pwr. Corp.),
                         7.2s, 12/1/14                                            Aa                5,475,000
                       Port Everglades, Auth. Rev. Bonds
            5,000,000    (FL Port Impt.), 7 1/8s, 11/1/16                         Aaa               6,075,000
            5,000,000    Ser. A, 5s, 9/1/16                                       BBB               4,825,000
            2,935,000  Sanibel, Swr. Util. Rev. Bonds, 7 1/2s, 8/1/21             Aa                3,283,530
            2,390,000  Santa Rosa Cnty., Hlth. Fac. Auth. Rev. Bonds
                         (Gulf Breeze Hosp. Inc.), Ser. A, 6.2s, 10/1/14          BBB               2,515,475
            2,675,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds,
                         Ser. A-1, FSA, 7.05s, 1/1/30                             Aaa               2,912,405
            2,250,000  South Broward, Hosp. Dist. IFB, Ser. C, AMBAC,
                         9.156s, 5/13/21                                          Aaa               2,655,000
            7,800,000  St. Petersburg, Hlth. Fac. Auth. Rev. Bonds
                         (Allegany Hlth.), Ser. A, MBIA, 7s, 12/1/15              Aaa               8,687,250
            4,860,000  Sumter Cnty., School Dist. Rev. Bonds
                         (Multi Dist. Loan Program), FSA, 7.15s, 11/1/15          Aaa               6,111,450
            6,000,000  Tampa Rev. Bonds (Allegany Hlth. Syst. St. Joseph),
                         MBIA, 6 1/2s, 12/1/23                                    Aaa               6,870,000
                       Tampa, Util. Tax Rev. Bonds, AMBAC
            1,950,000    zero %, 10/1/21                                          Aaa                 589,875
            2,625,000    zero %, 4/1/21                                           Aaa                 813,750
            5,800,000    zero %, 10/1/17                                          Aaa               2,160,500
            1,800,000  Volusia Cnty., Hlth. Fac. Auth. Rev. Bonds
                         (Memorial Hlth. Syst.), 8 1/8s, 6/1/08                   BBB               1,975,500
                                                                                               --------------
                                                                                                  215,710,396

Illinois (2.4%)
-------------------------------------------------------------------------------------------------------------
                       Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
            1,800,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18          BBB               2,016,000
            5,000,000    (American Airlines, Inc.), Ser. A, 7 7/8s, 11/1/25       Baa               5,437,500
                                                                                               --------------
                                                                                                    7,453,500

Massachusetts (1.9%)
-------------------------------------------------------------------------------------------------------------
            6,000,000  MA St. Tpk. Auth. Rev. Bonds, Ser. A, MBIA, 5s, 1/1/37     Aaa               5,812,500

New York (3.9%)
-------------------------------------------------------------------------------------------------------------
                       Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds, Ser. A
            4,600,000    5 1/4s, 12/1/26                                          A                 4,548,250
            2,670,000    FSA, 5s, 12/1/18                                         Aaa               2,623,275
            5,000,000  NY City, Transitional Fin. Auth. Rev. Bonds,
                         Ser. C, 5s, 5/1/26                                       Aa                4,887,500
                                                                                               --------------
                                                                                                   12,059,025

Puerto Rico (19.5%)
-------------------------------------------------------------------------------------------------------------
            1,500,000  Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
                         Ser. A, 7 7/8s, 7/1/17                                   Aaa               1,534,845
            3,000,000  Cmnwlth. of PR, G.O. Bonds, MBIA, 6.45s, 7/1/17            AAA               3,412,500
                       Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
            1,000,000    Ser. T, 6 5/8s, 7/1/18                                   AAA               1,110,000
            5,280,000    Ser. Z, MBIA, 6 1/4s, 7/1/15                             Aaa               6,164,400
            1,000,000  Cmnwlth. of PR, Impt. G.O. Bonds, 7.7s, 7/1/20             Aaa               1,095,000
            8,000,000  Cmnwlth. of PR, Pub. Impt. G.O. Bonds (Pub. Impt.),
                         FSA, 5 1/2s, 7/1/13                                      AAA               8,670,000
                       PR Elec. Pwr. Auth. Rev. Bonds
            5,900,000    Ser. S, 7s, 7/1/07                                       A                 6,976,750
            4,430,000    Ser. W, MBIA, 7s, 7/1/07                                 Aaa               5,304,925
            4,750,000    Ser. T, 6 3/8s, 7/1/24                                   A                 5,403,125
            3,000,000    Ser. BB, MBIA, 6 1/4s, 7/1/10                            Aaa               3,472,500
            3,800,000  PR Indl. Tourist Edl. Med. & Environ. Control
                         Fac. Fin. Auth. Hosp. Rev. Bonds (Auxilio Muto
                         Obligation Group), Ser. A, MBIA, 6 1/4s, 7/1/16          Aaa               4,199,000
            5,950,000  PR Muni. Fin. Agcy. Rev. Bonds, Ser. A, FSA, 6s, 7/1/12    Aaa               6,760,688
            6,595,000  PR Pub. Bldg. Auth. Rev. Gtd. (Govt. Fac.),
                         Ser. B, AMBAC, 5s, 7/1/27                                Aaa               6,520,805
                                                                                               --------------
                                                                                                   60,624,538

Texas (1.7%)
-------------------------------------------------------------------------------------------------------------
            5,000,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                         (American Airlines, Inc.), 7 1/2s, 12/1/29               Baa               5,418,750
-------------------------------------------------------------------------------------------------------------
                       Total Investments (cost $289,401,019)(b)                                $  307,078,709
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $311,079,154.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 1998, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 1998. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(b)   The aggregate identified cost on a tax basis is $289,401,019, resulting in gross unrealized appreciation and depreciation of $18,301,483 and $623,793, respectively, or net unrealized appreciation of $17,677,690.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 1998, $8,537,500 or 2.7% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 1998.

      The rates shown on IFB, which are securities paying interest that vary inversely to changes in the market interest rate are the current rates at May 31, 1998.

      The fund had the following industry group concentrations greater than 10% at May 31, 1998
      (as a percentage of net assets):

          Utilities                 17.3%
          Transportation            13.7
          Hospitals/health care     13.6

      The fund had the following insurance concentrations greater than 10% at May 31, 1998
      (as a percent of net assets):

          MBIA                      24.1%
          FSA                       14.2





--------------------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 1998
                                                                             Unrealized
                                   Total     Aggregate Face   Expiration    Appreciation/
                               Market Value       Value          Date      (Depreciation)
--------------------------------------------------------------------------------------------
June 98 Muni Bond Index
(Long)                         $21,959,062    $21,557,031       Jun-98           $402,031
U.S. Treasury Bond
(Short)                         25,804,375     25,546,606       Jun-98           (257,769)
--------------------------------------------------------------------------------------------
                                                                                 $144,262
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1998

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $289,401,019) (Note 1)                                                $307,078,709
---------------------------------------------------------------------------------------------------
Interest receivables                                                                      5,889,024
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                      628,404
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            1,530,000
---------------------------------------------------------------------------------------------------
Total assets                                                                            315,126,137

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                          2,502,395
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 19,813
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       420,054
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  377,367
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                469,729
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   67,379
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                8,331
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,045
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                      131,791
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       49,079
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         4,046,983
---------------------------------------------------------------------------------------------------
Net assets                                                                             $311,079,154

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                         295,884,425
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                  (309,395)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                     (2,317,828)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
(and assets and liabilities in foreign currencies)                                       17,821,952
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $311,079,154

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($237,909,705 divided by 25,177,129 shares)                                                   $9.45
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.45)*                                        $9.92
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($71,925,311 divided by 7,613,998 shares)+                                                    $9.45
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,244,138 divided by 131,775 shares)                                                        $9.44
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.44)**                                       $9.76
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

** On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended May 31, 1998

Tax exempt interest income:                                                            $18,262,944
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,830,007
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             373,821
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                          10,305
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             6,933
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      475,305
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                      559,971
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        7,483
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     20,233
--------------------------------------------------------------------------------------------------
Registration fees                                                                               75
--------------------------------------------------------------------------------------------------
Auditing                                                                                    31,889
--------------------------------------------------------------------------------------------------
Legal                                                                                       23,826
--------------------------------------------------------------------------------------------------
Postage                                                                                     13,399
--------------------------------------------------------------------------------------------------
Other                                                                                        2,256
--------------------------------------------------------------------------------------------------
Total expenses                                                                           3,355,503
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (82,302)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             3,273,201
--------------------------------------------------------------------------------------------------
Net investment income                                                                   14,989,743
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                         2,088,113
--------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                            366,831
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                   7,543,720
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  9,998,664
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $24,988,407
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                             Year ended May 31
                                                                                      --------------------------------
                                                                                               1998               1997
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 $  14,989,743       $ 15,562,469
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          2,454,944             91,385
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                7,543,720          7,590,957
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     24,988,407         23,244,811
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (12,164,829)       (12,917,911)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (2,908,782)        (2,576,154)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                 (70,449)           (57,331)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                              1,758,516         (9,664,296)
----------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                                  11,602,863         (1,970,881)

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       299,476,291        301,447,172
----------------------------------------------------------------------------------------------------------------------
End of year (including distribution in excess of net
investment income of $309,395 and $226,298, respectively)                              $311,079,154       $299,476,291
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    For the
                                                                                              eleven months
Per-share                                                                                             ended        Year ended
operating performance                                          Year ended May 31                     May 31           June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996            1995++            1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.14            $8.91            $9.12            $8.77            $9.53
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .47              .48              .48              .46              .50
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .32              .23             (.21)             .35             (.65)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .79              .71              .27              .81             (.15)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.48)            (.48)            (.48)            (.45)            (.50)
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                                  --               --               --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --             (.09)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.48)            (.48)            (.48)            (.46)            (.61)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.45            $9.14            $8.91            $9.12            $8.77
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            8.80             8.12             3.04             9.58*           (1.79)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $237,910         $239,196         $247,920         $271,309         $276,245
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .96              .96              .95              .83*             .91
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            5.06             5.28             5.31             5.24*            5.38
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              42.40            70.30            81.99            61.46*           64.83
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year advanced from June 30 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
    (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    For the
                                                                                              eleven months
Per-share                                                                                             ended        Year ended
operating performance                                          Year ended May 31                     May 31           June 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996            1995++            1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                 $9.14            $8.91            $9.12            $8.76            $9.53
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .42              .42              .42              .40              .44
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .31              .23             (.21)             .36             (.66)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                 .73              .65              .21              .76             (.22)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.42)            (.42)            (.42)            (.39)            (.44)
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                                  --               --               --             (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                         --               --               --               --             (.09)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                    --               --               --               --             (.02)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.42)            (.42)            (.42)            (.40)            (.55)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                       $9.45            $9.14            $8.91            $9.12            $8.76
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                            8.10             7.42             2.37             9.06*           (2.55)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $71,925          $58,926          $52,541          $44,581          $36,930
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.61             1.61             1.60             1.42*            1.51
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            4.40             4.62             4.64             4.62*            4.74
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              42.40            70.30            81.99            61.46*           64.83
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year advanced from June 30 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
    (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                         May 1, 1995+
operating performance                                                          Year ended May 31                    to May 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                  $9.14            $8.91            $9.12            $8.87 (c)
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .45              .45              .46              .04
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                             .30              .23             (.21)             .25
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                  .75              .68              .25              .29
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.45)            (.45)            (.46)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
In excess of
net investment income                                                   --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                          --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                                                     --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (.45)            (.45)            (.46)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                        $9.44            $9.14            $8.91            $9.12
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                             8.36             7.80             2.76             3.28*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                      $1,244           $1,355             $986               $1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                             1.26             1.26             1.23              .10*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             4.74             4.97             4.82              .45*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               42.40            70.30            81.99            61.46*
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

 ++ The fiscal year advanced from June 30 to May 31.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.
    (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
May 31, 1998

Note 1
Significant accounting policies

Putnam Florida Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of securities exempt from the Florida intangibles tax.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75 %. Class B shares, which convert to class A shares within approximately six to eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in the realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1998, the fund had a capital loss carryover of approximately $1,318,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

    Loss Carryover                 Expiration
 ------------------           ------------------
      $406,000                    May 31, 2003
       908,000                    May 31, 2004
         4,000                    May 31, 2005

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of unrealized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 1998 the fund reclassified $71,220 to decrease distributions in excess of net investment income and $1,946 to increase paid-in-capital, with an increase to accumulated net realized losses of $73,166. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds are accreted according to the yield to maturity basis.

G) Line of credit The fund has entered into a committed line of credit with certain banks. The line of credit agreement includes restrictions that the fund maintain an asset coverage of 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 1998, the fund had no borrowings against the line of credit.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, .0.45% of the next $500 million and 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At May 31, 1998, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 1998, fund expenses were reduced by $82,302 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $400 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") with respect to its class A, class B, and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35%, 1.00%, and 1.00% of the fund's average net assets attributable to class A, class B, and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.20%, 0.85%, and 0.50% of the average net assets attributable to class A, class B, and class M shares respectively.

For the year ended May 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $45,640 and $608 from the sale of Class A and class M shares respectively and $156,891 in contingent deferred sales from redemption of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 1998, Putnam Mutual Funds Corp., acting as underwriter received $12,539 on redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $131,806,989 and $126,591,104, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Year ended
                                          May 31, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,987,044      $37,519,868
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       532,271        4,999,148
------------------------------------------------------------
                                  4,519,315       42,519,016

Shares
repurchased                      (5,500,433)     (51,568,624)
------------------------------------------------------------
Net decrease                       (981,118)     $(9,049,608)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,879,747      $35,312,318
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       595,857        5,405,323
------------------------------------------------------------
                                  4,475,604       40,717,641

Shares
repurchased                      (6,130,755)     (55,729,844)
------------------------------------------------------------
Net decrease                     (1,655,151)    $(15,012,203)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,136,909      $20,073,417
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       121,713        1,142,778
------------------------------------------------------------
                                  2,258,622       21,216,195

Shares
repurchased                      (1,090,677)     (10,249,363)
------------------------------------------------------------
Net increase                      1,167,945      $10,966,832
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,699,146      $15,466,164
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       106,689          967,752
------------------------------------------------------------
                                  1,805,835       16,433,916

Shares
repurchased                      (1,256,224)     (11,427,586)
------------------------------------------------------------
Net increase                        549,611      $ 5,006,330
------------------------------------------------------------

                                           Year ended
                                          May 31, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          44,920      $   418,892
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         3,571           33,470
------------------------------------------------------------
                                     48,491          452,362

Shares
repurchased                         (64,962)        (611,070)
------------------------------------------------------------
Net decrease                        (16,471)       $(158,708)
------------------------------------------------------------

                                           Year ended
                                          May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                          45,965         $418,151
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         3,650           33,109
------------------------------------------------------------
                                     49,615          451,260

Shares
repurchased                         (12,086)        (109,683)
------------------------------------------------------------
Net increase                         37,529         $341,577
------------------------------------------------------------



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Leslie Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Florida Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN046-43763   037/365/453     7/98